UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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TASER International, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. May 27, 2010 TASER INTERNATIONAL, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 30, 2010 Date: May 27, 2010 Time: 10:00 AM MST Location: 17800 North 85th Street Scottsdale, Arizona 85255 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote overview these shares. of the This more communication complete proxy presents materials only that are an available materials to online you on at www. the Internet. proxyvote. You com may or easily view the request proxy a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. TASER INTERNATIONAL, INC. ATTN: ACCOUNTS PAYABLE 17800 N. 85TH STREET SCOTTSDALE, AZ 85255 00000640791 R2.09.05.010

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 10K Wrap How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 13, 2010 above to on facilitate or before timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 00000640792 R2.09.05.010

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 John S. Caldwell 02 Michael Garnreiter The Board of Directors recommends you vote FOR the following proposal(s): 2. TO RATIFY APPOINTMENT OF GRANT THORNTON LLP as the Company’s independent registered public accounting firm for fiscal 2010. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

00000640794 R2.09.05.010